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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 1, 2006
                Date of Report (Date of earliest event reported)

                               EDGAR ONLINE, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    0-26071                06-1447017
(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)       Identification Number)

      50 Washington Street, Norwalk, Connecticut                06854
       (Address of principal executive offices)               (Zip Code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 1, 2006, EDGAR Online, Inc. (the "Company") issued a press release announcing its results of operations for the second quarter of 2006. The press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

        Exhibit No.       Description
        -----------       ------------------------------------------------------
        99.1              Press Release, dated August 1, 2006, of the Registrant

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2006                                    EDGAR ONLINE, INC.


                                                        /s/ Susan Strausberg
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                                                        Susan Strausberg
                                                        Chief Executive Officer,
                                                        President and Secretary

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